February 28, 2018 Management Presentation

2 Important Disclaimer This presentation contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “once” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely,” and similar expressions that convey the uncertainty of future events or outcomes, and the negative thereof, are intended to identify forward-looking statements. Forward-looking statements contained in this presentation, which are not generally historical in nature, include those that express a belief, expectation or intention regarding our future activities, plans and goals and our current expectations with respect to, among other things: our ability to successfully integrate O-Tex’s business with our own; our operating cash flows, the availability of capital and our liquidity; our future revenue, income and operating performance; our ability to sustain and improve our utilization, revenue and margins; our ability to maintain acceptable pricing for our services; future capital expenditures; our ability to finance equipment, working capital and capital expenditures; our ability to execute our long-term growth strategy; our ability to successfully develop our research and technology capabilities and implement technological developments and enhancements; and the timing and success of strategic initiatives and special projects. Forward-looking statements are not assurances of future performance and actual results could differ materially from our historical experience and our present expectations or projections. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, expectations and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Our forward-looking statements involve significant risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Known material factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks associated with the following: the ultimate timing, outcome and results of integrating O-Tex’s business into our business and our ability to realize the anticipated benefits; a decline in demand for our services, including due to declining commodity prices, overcapacity and other competitive factors affecting our industry; the cyclical and volatile nature of the oil and gas industry, which impacts the level of drilling, completion and production activity and spending patterns by E&P companies; a decline in, or substantial volatility of, crude oil and gas commodity prices, which generally leads to decreased spending by our customers and negatively impacts drilling, completion and production activity; pressure on pricing for our core services, including due to competition and industry and/or economic conditions, which may impact, among other things, our ability to implement price increases or maintain pricing on our core services; the loss of, or interruption or delay in operations by, one or more significant customers; the failure to pay amounts when due, or at all, by one or more significant customers; changes in customer requirements in the markets we serve; costs, delays, regulatory compliance requirements and other difficulties in executing our long-term growth strategy; the effects of future acquisitions on our business, including our ability to successfully integrate our operations and the costs incurred in doing so; business growth outpacing the capabilities of our infrastructure; adverse weather conditions in oil or gas producing regions; the effect of environmental and other governmental regulations on our operations, including the risk that future changes in the regulation of hydraulic fracturing could reduce or eliminate demand for our hydraulic fracturing services; the incurrence of significant costs and liabilities resulting from litigation; the incurrence of significant costs and liabilities or severe restrictions on our operations or the inability to perform certain operations resulting from a failure to comply, or our compliance with, new or existing regulations; the incurrence of significant costs and liabilities resulting from a failure to comply, or our compliance with, new or existing environmental regulations or an accidental release of hazardous substances into the environment; the loss of, or inability to attract, key management and other competent personnel; a shortage of qualified workers; the loss of, or interruption or delay in operations by, one or more of our key suppliers; operating hazards inherent in our industry, including the possibility of accidents resulting in personal injury or death, property damage or environmental damage; accidental damage to or malfunction of equipment; our ability to maintain sufficient liquidity and/or obtain adequate financing to allow us to execute our business plan; and our ability to comply with covenants under our Amended Credit Facility. For additional information regarding known material factors that could affect our operating results and performance, please see our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and recent Current Reports on Form 8-K, which are available at the SEC’s website, http://www.sec.gov. Should one or more of these known material risks occur, or should the underlying assumptions change or prove incorrect, our actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. All subsequent written or oral forward-looking statements concerning us are expressly qualified in their entirety by the cautionary statements above. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law. All information in this presentation is as of December 31, 2017 unless otherwise indicated. Non-GAAP Financial Measures: This presentation includes Adjusted EBITDA, a measure not calculated in accordance with generally accepted accounting principles in the U.S. ("U.S. GAAP"). Please see slide 22 for a reconciliation of net income (loss), the nearest measure calculated in accordance with U.S. GAAP, or pro forma net income (loss) prepared and presented in accordance with Article 11 of Regulation S-X, to Adjusted EBITDA.

3 Market Summary Data as of February 27, 2018 Ticker (NYSE) CJ Share Price $24.26 Shares Outstanding (MM) 68.5 Market Capitalization ($MM) $1,661.8

4 Recent Achievements & Market Outlook ● Grew 4Q’17 revenue 11% sequentially and 102% year-over-year ● Achieved double digit revenue growth every quarter in 2017 ● 4Q’17 Adj. EBITDA increased 31% sequentially to $57.3 million (1) Improved Financial Performance ● 15 horizontal equivalent frac fleets deployed at YE’17 ● 2018 capex includes full deployment of all 22 horizontal equivalent frac fleets ● Deploying units in other core completion service lines with superior margins Accelerated Asset Deployment ● Completed accretive bolt-on acquisition of O-Tex Pumping ● Divested Canadian rig services business ● Exploring potential monetization of other non-core business lines Focused on Strategic Development ● Seeing ramp-up in utilization and pricing in core service lines ● Secular trends supportive of increasing completion optimization and intensity ● Margin contribution levered towards completions with better incremental margins ● Accelerated asset deployment contingent upon favorable margins and returns Robust Market Outlook 1. Please see slide 2 for non-GAAP financial measures disclosure and slide 22 for a reconciliation of net income to Adjusted EBITDA.

5 C&J’s Growing Value Proposition Significant achievements over the last 12 months have laid a strong foundation for us to execute and capitalize on the growth opportunities that lay ahead ● Operating model focused on maximizing efficiency and minimizing downtime ● Strive for “best-in-class” service quality to capture premium margins ● Partnership approach with customers a “win – win” scenario ● Robust maintenance program enables lower operating costs, safer and more reliable execution ● Equipment investment includes upgrades and standardization at fraction of new build costs ● Refurbishment to “like new” extends equipment useful life and helps aid in customer retention ● Line of sight to leading edge margins on asset deployments resulting in quick paybacks ● Attractive returns profile on newly deployed assets with minimal near term investment required ● Capital allocation targeted towards higher margin contributing service lines ● Significant EBITDA diversification in our core service lines with 40 – 45% being non-frac related ● Strong balance sheet position with ample liquidity to fund growth ● Operating model in place to generate significant free cash flow beginning in 2H’18 Proven Operational Execution Commitment to Asset Quality & Reliability Returns Focused Philosophy Compelling Financial Platform

C&J Energy Services Snapshot

One of the Largest Oilfield Services Providers with Equipment, Facilities and Technical Expertise Distributed Across All Active Onshore Basins in the Continental U.S.

We are a leading provider in each of our core service offerings (1)	Fracturing	Casedhole Wireline & Pumping	Cementing	Coiled Tubing	Rig Services	Fluids Management
	Top 10	#1	#4	#2	#2	#1

Research & Technology → Well Construction & Intervention → Well Completion → Well Support → Well Abandonment

Key Highlights

- One of the largest providers of both completion and production services focused on the lower forty-eight U.S. land market
- Diversified portfolio of products and services across the life of the well, focused on high quality customer base
- Now the 4th largest provider of downhole specialty cementing services in the U.S. with purchase of O-Tex Pumping (1)
- A technology leader with a state-of-the art Research and Technology (R&T) platform

Diversified Revenue Across the Spectrum

4Q'17 Revenue: $492 MM (2)


Other Well Support Services
Fluids Management
Rig Services
Coiled Tubing & Other
Cementing
Wireline & Pumping
Fracturing
6%
2%
11%
5%
7%
19%
50%

1. Rankings reflect management's estimates based on internal data and industry sources available as of December 31, 2017.
2. Includes Canadian rig services business through November 5, 2017 and O-Tex Pumping for December 2017.

C&J ENERGY SERVICES

6

7 Strong Presence in All Active Onshore U.S. Basins Tuscaloosa-Marine Shale Haynesville Shale Eagle Ford Shale Cana Woodford Shale Permian Basin Granite Wash Mississippian Niobrara Los Angeles Basin San Joaquin Basin Piceance Uinta Basin Denver-Julesburg Basin Bakken Shale Appalachian Basin Utica & Marcellus Basins / Shale Plays Business Units Regions C&J Energy Services Assets 43% 23% 12% 9% 8% 5% West Texas South Texas / South East North East Rockies / Bakken California Mid-Con Number of Segments Served in Each Basin (1) 0 1 2 3 4 5 6 West Texas Mid- Continent South Texas South East California Bakken / Rockies North East Fracturing Wireline & Pumping Cementing Coiled Tubing Rig Services Fluids Management Established Footprint Provides a Scalable Platform With a Diversified Offering in All Active Onshore U.S. Basins 4Q’17 Revenue by Geography (1) 1. As of December 31, 2017. Excludes Canadian rig services business and includes O-Tex Pumping for December 2017.

Modern, High Quality Asset Base

Fracturing [1]



- 22 horizontal fracturing fleets comprising ~900,000 HHP
  - 15 horizontal and 2 vertical deployed fleets comprising 655,000 HHP
- Proprietary frac controls with CAT-CAT configurations on majority of deployed fleets

Casedhole Wireline & Pumping [1]



- 124 fit-for-purpose casedhole wireline trucks
  - 74 trucks deployed
- 70 pumping units, all currently deployed
- A standard in the market for reliability and efficiency

Cementing [1]



- Closed O-Tex acquisition on 11/30/2017
- 117 advanced cementing units
  - 87 units deployed
- Recently opened facility in Pecos, Texas to serve growing Delaware Basin activity
- Advanced in-house lab capabilities

Coiled Tubing [1]



- 44 coiled tubing units
  - 16 units deployed
- All 2⅜ and 2⅝ inch units are deployed and fully utilized
- Majority of the fleet optimized to support depths of up to 25,000 feet

Rig Services [2]



- 384 workover rigs
  - Averaged 121 workover rigs per work day deployed in 4Q'17
- 243 rigs capable of horizontal work with 400 HP or greater
- Capability to support complex, deep wells with long laterals

Fluids Management [2]



- Asset base consists of 1,090 service trucks, 3,503 frac tanks and 25 captive (C&J only) salt water disposal facilities
- Provides customers with integrated waste and fluids solutions

We have rationalized our assets across all service lines, making us well-positioned to deliver the highest quality, value-added services to our customers and attractive returns to shareholders

1. Asset counts as of December 31, 2017.
2. Asset counts for Rig Services and Fluids Management represent December 2017 averages.

C&J ENERGY SERVICES

8

9 Horsepower Deployment Leading to Full Utilization We Currently Have 15 Horizontal and 2 Vertical Fleets Deployed and Plan to Add 6 Horizontal Fleets by Year End 2018 (1)(2) 10 15 16 22 0 5 10 15 20 25 YE 2016 YE 2017 1Q 2018 YE 2018 Northwest Mid-Con West Texas South Texas Northeast ● Fracturing market remains undersupplied and E&P capex expected to increase 15 – 20% in 2018 ● Aiming to achieve critical mass in our key active basins resulting in economies of scale ● Targeting leading edge pricing of $15 – 20MM of annualized Adjusted EBITDA per fleet (3) ● Expected to realize full cash flow benefit in 2019 from fleet adds in 2H’18 1. Our fleet is currently composed of ~900,000 HHP, with 655,000 HHP deployed in 15 active horizontal fleets and 40,000 HHP deployed in 2 active vertical fleets. 2. All 2017 and 2018 fleet counts are horizontal equivalent fleets of 40,000 HHP each, which includes 2 vertical fleets of 20,000 HHP each. 3. Management estimates. Fleet profitability will vary depending on sourcing of consumables. 4. Timing of horizontal equivalent fleet deployment in 2018 will be dependent upon customer demand and market conditions. (4)

10 Frac Refurbishments Are Targeting Fleet Optimization Standardized Fleet Will Increase Efficiency and Lower Costs CAT-CAT Configuration A ● Lowest cost of total ownership and longer run times StandardizationD ● Cube radiator ● Power and fluid end lubrication system Stainless Steel Fluid Ends C ● Improved durability while minimizing operating cost ● Greater reliability and lower maintenance cost B “Last Mile” Strategy Reducing Operating Costs ● In-house refurbishment and heavy maintenance capabilities at San Angelo, Texas facility ● Strong relationships with key equipment manufacturers ● Long-term supply agreements for fluid ends, power ends and pump consumables ● Successfully tested warm start technology ● Utilizing sand systems that fit customer and wellsite requirements – Silos, Containers, Sand Storm & Sand Kings ● New Completion Logistics business to satisfy portion of our internal sand hauling needs ● Exploring storage capabilities to provide elasticity in the supply chain D D C B A

11 Market Leader in Wireline & Pumping Equipment Summary (12/31) Wireline (Trucks) Pumping (Pumps) Active 74 70 Available Capacity 50 - Total 124 70 Top Wireline & Pumping Provider ● 124 fit-for-purpose trucks and 70 pumping units with ability to add more at compelling returnsScale ● Trending towards peak 2014 unit level revenue and margins ● Targeting mid-cycle margins in the low to mid 30% range Compelling Financials ● We are the #1 service provider and market leader (1) ● Established position in all the major U.S. onshore basins ● Primary focus on cased-hole plug and perf, logging, pipe recovery and P&A ● Focused on providing the latest in value added wireline technology ● A standard in the market for reliability with a focus on innovation to maximize efficiency ● In-house gun production and addressable switches results in significant cost savings Top Equipment Overview ● Able to generate premium margins across a large and diversified group of customers (over 300+) Premium Service 1. Management estimates as of December 31, 2017.

Expanding Presence in Cementing & Coiled Tubing


C&J ENERGY SERVICES
O-TEX CEMENTING



Equipment Summary (12/31)	Cementing (Units)	Coiled Tubing (Units)
Active	87	16
Available Capacity	30	28
Total	**117**	**44**

Overview

- Market leader in high spec cementing and coiled tubing services
- Closed O-Tex acquisition on 11/30/17 becoming the #4 largest oilfield cementing services provider in the U.S. [(1)]
- Primary focus on the "long string" cementing job requires extensive expertise and quality equipment
- Large diameter coil units currently in high demand and generating ~80% of service line revenue

Top Cementing & Coiled Tubing Provider

Scale	• #2 position in West Texas in cementing and recently opened Pecos, Texas facility to serve the Delaware Basin [(1)] • Focused on maximizing utilization of large diameter asset base plus adding two more 2⅝ inch units
Top Equipment	• All 2⅜ and 2⅝ inch coil units are fully utilized and support depths of up to 25,000 feet • High quality cementing fleet and bulk plants with advanced in-house lab capabilities
Premium Service	• Generating premium margins on our large diameter coil jobs with several units dedicated • Winning additional cementing work from both new and existing customers at leading edge rates
Compelling Economics	• High barriers to entry and longer asset lifecycle provides attractive return profile • Targeting mid-cycle margins in the low to mid 30% range

1. Management estimates as of December 31, 2017.

C&J ENERGY SERVICES
12

13 A Leading Provider of Service Rigs in the Market (1) Rig classifications: Class 1: 100-199 HP, Class 2: 200-299 HP, Class 3: 300-399, Class 4: 400-499 HP, Class 5: 500+ HP High Spec Well Servicing Rig Fleet Is Strongly Positioned Premium Equipment Optimized For High Spec Services (1) 0 40 80 120 160 Class 1 Class 2 Class 3 Class 4 Class 5 0 200 400 600 800 1,000 # ~63% of Service Rigs are Class 4 or better 384 Total Service Rigs 243 Capable of HZ Services ● 2nd largest well service rig business in the U.S. (2) ● ~63% class 4+ rigs capable of the most complex jobs ● Top 10 customers are majors and large independents ● 600+ customers served in 2017 ● Strong operating presence in California, Rockies, Permian and South Texas ● Attract new customers due to our culture of service quality and safety ● AESC 2016 Gold Safety Award Significant Scale Diversified Footprint Premium Provider Loyal Customers ● Maintained positive adjusted EBITDA across market cycles ● Limited capital investment needed to drive cash flow improvement Attractive Financial Returns 1. As of December 31, 2017. 2. Management estimate as of November 5, 2017.

14 Long-Term Relationships with High Quality Customers Why Customers Choose C&J? ● Customers Value Our… ● Our ability to deliver integrated services through the life of the well with our multi-product suite ● Our large, multi-basin footprint supports operators with premium acreage in the most active basins We Seek Customers Aligned With Our Strengths ● Established E&P companies – significant portion of our revenue generated by IOCs, large independents and well- capitalized companies ● “Manufacturing” oriented operators seeking dedicated services with premium acreage positions in the most active basins ● Customers who value our technology, scale, diversification and expertise – and the efficiencies C&J can generate ● Customers who recognize our track record of service quality and safety, which opens the door for cross-selling opportunities allowing us to deliver integrated services Logos from next few pages Core Customers with Deep Ties to C&J Energy Services  Diversified service offering and life-of-well capabilities  Geographic footprint & scale  Reputation for safety & service quality  Value-added technology

Evolutionary Technology Advantage

Our R&T Platform and Capabilities Separate C&J from Other Small & Mid Cap Peers



Team of 25 engineers and 75 technicians dedicated to solving the most difficult well site challenges

R&T Portfolio Drives Increased Returns


Pumpdown Controls
Frac Blender
Release Tool
Tension Tool
Frac Controls
Perforating Switches & Accessories
Lateral Science
Frac Pump Warm Start
Frac Chemistry
Perforating Guns
Frac Plugs
Drilling Tools
Greaseless Cable Accessories
Last Mile Sand Solution
Operational Efficiency
Cost Reduction
New Business

Operational Efficiency



Mobile Data Technologies (MDT™)

- Costs ~50% less than competing systems
- Total fleet synchronization improves automation and efficiency

Cost Reduction



Perforating Guns & Accessories
(trade secret)

- One of the lowest cost producers of perforating guns in the industry
- Estimate at least 20 - 30% savings over 3rd party switches and accessories

New Business

LATERAL SCIENCE[SM]
Making Engineered Completions an Every Well Event

- Engineered solution that improves the frac design and overall well production
- Over 435 wells analyzed to date
- Proved to increase production per lateral foot and per pound of proppant

C&J ENERGY SERVICES

15

16 Quality Management System in Design to Enhance Service Quality Our Quality Management System (“QMS”) will support our core values and should set us apart from other companies of our size How it Will Work ● Identify the critical risk ● Systematically and consistently streamline our work processes utilizing our best practices ● Focus on pragmatic employee training and development ● Adopt firm-wide risk mitigation strategy and management analytics Why a QMS? ● Designing to create standardization throughout all facets of our business ● Intended to allow replication of success and efficiency across every business line and location ● Designing to reduce on-the-job incidents and accidents ● Intended to enhance the reliability and quality of our products and services Core Focus Areas and Goals of QMS Personnel Maintenance Service Delivery Continuous Improvement ● Greater visibility of performance should facilitate lowest possible cost of ownership ● Services based on standards and best practices developed from years of experience ● Measuring our performance against elevated operational goals will allow us to quickly close performance gaps ● Competency structure will assure appropriate training and enable better career progression Our Quality Management System is being developed to operate within API Q2 requirements

Financial Review SECTION 2:

18 Core Tenets of Our Financial Policy ● Maintain a conservative leverage policy ● Prudent financial targets ● Capex spend optionality in 2H’18 depending on market conditions Preserve Balance Sheet Strength 1 ● Near-term growth funded with cash on hand and ABL facility ● Continued focus on improving working capital ● Positioned to generate free cash flow in 2H’18 Proactively Manage Cash Flow & Liquidity 2 ● Focused on creating long-term shareholder value ● Disciplined and selective deployment of capital ● Leading edge margins result in compelling return on capital Returns Focused Capital Deployment 3 ● Targeted transformation exercise geared towards SG&A reduction ● R&T focused on further cost reductions within core service lines ● Exploring potential monetization of non-core business lines Optimizing Cost Structure 4

19 Capital Spending Program Targets Favorable Returns Estimated 2018 Capex Budget ● Estimated 2018 capital expenditure budget of $430 – 450 million  Flexibility to adjust if market conditions change or return targets can’t be achieved ● Fracturing: Growth and refurbishment of seven horizontal fleets to be deployed by YE’18  Target Payback: 1 – 1.5 years ● Casedhole Solutions: Purchase of advanced auxiliary pressure control equipment and additional pumpdown units  Target Payback: Less than 1 year ● Coiled Tubing: Purchase of two new-build 2⅝ inch coil units  Target Payback: Less than 1 year ● Cementing: Purchase of auxiliary equipment to target more “long-string” work and expansion capital for new Pecos, Texas facility in the Delaware Basin  Target Payback: Less than 2 years Capex Budget Highlights $MM Low High Growth & Refurbishment Fracturing 155$ 160$ Other Completions 100 105 Well Services - - R&T and Corporate 15 15 Maintenance Fracturing 105$ 110$ Other Completions 40 43 Well Services 15 17 R&T and Corporate - - Total Capex 430$ 450$

Renewed Capital Structure Supports Growth

Key Highlights

- As of December 31, 2017, C&J had ~$292MM in total liquidity comprised of ~$114MM in cash and ~$178MM available under our ABL credit facility
- C&J will maintain a strong liquidity position with ample financial flexibility to fund organic growth objectives and potential accretive bolt-on acquisitions

Strong Capital Structure and Robust Liquidity

$MM		As of December 31, 2017 Actual
Capitalization		
Long-Term Debt	$	-
Shareholders' Equity		1,321
Liquidity		
Cash & Cash Equivalents	$	114
ABL Availability [(1)]		178
Total Liquidity	**$**	**292**

1. As of December 31, 2017, $200MM ABL credit facility was undrawn and C&J had borrowing capacity of ~$178MM due to letters of credit outstanding.

C&J ENERGY SERVICES 20

Historical Financial Summary

Select Historical Financial Information

$MM; unless otherwise stated

	Full Year Pro Forma[1] 2013	2014	2015	Q1'16	Q2'16	Q3'16	Q4'16	Full Year 2016	Q1'17	Q2'17	Q3'17	Q4'17	Full Year 2017
Revenue													
Completion Services	$1,933	$2,597	$1,327	$171	$136	$140	$153	$600	$218	$294	$345	$400	$1,257
Well Support Services	1,202	1,244	759	97	88	90	89	364	96	96	98	92	382
Corporate / Eliminations	12	20	28	2	2	2	2	8	-	-	-	-	-
Total Revenue	**$3,147**	**$3,861**	**$2,115**	**$270**	**$225**	**$233**	**$244**	**$971**	**$314**	**$390**	**$443**	**$492**	**$1,639**
Total Gross Profit[2]	**$830**	**$858**	**$240**	**$8**	**($5)**	**$16**	**$5**	**$24**	**$52**	**$80**	**$103**	**$116**	**$351**
% Margin	*26%*	*22%*	*11%*	*3%*	*(2%)*	*7%*	*2%*	*2%*	*17%*	*20%*	*23%*	*24%*	*21%*
Net Income / (Loss)	**$96**	**($244)**	**($879)**	**($428)**	**($291)**	**($106)**	**($118)**	**($944)**	**($32)**	**($13)**	**$11**	**$57**	**$22**
Adjusted EBITDA[3]													
Completion Services	$381	$384	$36	($16)	($20)	($6)	$0	($41)	$22	$48	$69	$82	$222
Well Support Services	249	255	100	4	4	7	5	19	4	2	1	3	9
Corporate / Eliminations	(66)	(84)	(82)	(20)	(17)	(19)	(17)	(73)	(22)	(25)	(26)	(28)	(100)
Total Adjusted EBITDA[3]	**$564**	**$555**	**$53**	**($32)**	**($33)**	**($18)**	**($12)**	**($94)**	**$5**	**$25**	**$44**	**$57**	**$131**
% Margin	*18%*	*14%*	*3%*	*(12%)*	*(15%)*	*(8%)*	*(5%)*	*(10%)*	*1%*	*6%*	*10%*	*12%*	*8%*

1. Pro forma for March 2015 Nabors Completion & Production Services transaction
2. Gross profit defined as revenue less direct costs
3. Please see slide 22 for a reconciliation of net income (loss), the nearest measure calculated in accordance with U.S. GAAP or pro forma net income (loss) prepared and presented in accordance with Article 11 of Regulation S-X, to Adjusted EBITDA.

C&J ENERGY SERVICES

21

Non-GAAP Reconciliation

Adjusted EBITDA Reconciliation*

$MM

	Full Year Pro Forma [1]							Full Year					Full Year
	2013	2014	2015	Q1'16	Q2'16	Q3'16	Q4'16	2016	Q1'17	Q2'17	Q3'17	Q4'17	2017
Net Income / (Loss) [2]	$96	($244)	($879)	($428)	($291)	($106)	($118)	($944)	($32)	($13)	$10	$57	$22
Interest Expense	94	98	99	25	122	8	2	157	1	0	0	0	2
Income Tax / (Benefit)	56	56	(330)	(94)	(11)	(21)	(2)	(129)	(3)	(2)	(3)	(31)	(40)
Depreciation and Amortization	261	246	310	59	54	51	53	217	32	33	36	40	141
Other (Income) / Expense	(0)	33	10	(3)	(2)	(7)	3	(10)	(2)	1	(1)	1	(0)
(Gain) / Loss on Disposal of Assets	9	2	(1)	3	2	(1)	(1)	3	(6)	(3)	(1)	(21)	(31)
Impairment Expense	20	364	792	382	49	-	6	436	-	-	-	-	-
Debt Restructuring & Reorganization Costs	-	-	-	-	15	49	21	86	-	8	2	2	11
Inventory Write-down	-	-	31	1	12	0	22	35	-	-	-	-	-
Acquisition-Related Costs	-	-	-	4	3	1	2	11	-	-	1	3	4
Severance, Facility Closures and Other	27	0	21	19	14	7	2	42	15	1	-	5	22
Adjusted EBITDA	$564	$555	$53	($32)	($33)	($18)	($12)	($95)	$5	$25	$44	$57	$131

Notes:

1. Pro forma for March 2015 Nabors Completion & Production Services transaction
2. FY 2014 and FY 2015 pro forma net (loss) excludes acquisition related costs of $20MM and $43MM, respectively, as disclosed in the 2015 10K filing

* We present Adjusted EBITDA, because management believes that the disclosure of Adjusted EBITDA as a measure of the Company's operating performance allows investors to make a direct comparison to competitors, without regard to differences in capital and financing structure and the incurrence of other charges that impact comparability of our results of operations to those of our competitors. Investors should be aware, however, that there are limitations inherent in using Adjusted EBITDA as a measure of overall profitability because it excludes significant expense items. An improving trend in Adjusted EBITDA may not be indicative of an improvement in the Company's profitability. To compensate for the limitations in utilizing Adjusted EBITDA as an operating measure, management also uses U.S. GAAP measures of performance, including operating income (loss) and net income (loss), to evaluate performance. As required under Regulation G and Item 10(e) of Regulation S-K, the table above provides a reconciliation of Adjusted EBITDA, a non-GAAP financial measure, to net loss, which is the nearest comparable U.S. GAAP financial measure for the year ended December 31, 2016 and for the interim 2017 periods, and pro forma net loss prepared and presented in accordance with Article 11 of Regulation S-X for the years ended December 31, 2013, 2014 and 2015. We generally define Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, other income (expense), gain or loss on the disposal of assets and other items that our management considers to be extraordinary, such as impairment expenses, acquisition-related costs, costs and charges associated with severance, facility closures, write-offs of bad debts and similar charges. Additionally, for the year ended December 31, 2016 and for the interim 2017 periods, we have added back in calculating Adjusted EBITDA several categories of expenses and charges incurred in connection with our Chapter 11 proceedings which are detailed in the table above. For the years ended December 31, 2013, 2014 and 2015, we are presenting Adjusted EBITDA and net income on a pro forma basis for the March 2015 Nabors completion and production services transaction. For a discussion of the adjustments made in preparing the pro forma information, please see our prospectus supplement to the prospectus dated March 20, 2017 and Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 2, 2017.

C&J ENERGY SERVICES

22

23 The Differentiated U.S. Oilfield Services Company Leading Provider of Products and Services Across the Life of the Well Strong Footprint in All Active Onshore Basins in the Continental U.S. Modern, High-Quality Asset Base and Streamlined Cost Structure Robust Logistics Network Ensures Efficient Operations for Our Customers Long-Term, Established Relationships with Blue-Chip Customer Base Unique Research & Technology Platform Focused on Improving Margins and Assuring Supply Capitalized for Growth – No Leverage and Significant Liquidity Experienced Management Team with Deep Operational Expertise Recognized Leader in Quality, Safety and Reliability Through A Talented Employee Base 1 2 3 4 5 6 7 9 8